SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K




                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                         Date of Report: March 20, 1997
                      (Date of the earliest event reported)


                       RIGHT MANAGEMENT CONSULTANTS, INC.
             (Exact name of registrant as specified in its charter)


                                  Pennsylvania
                 (State or other jurisdiction of incorporation)


          0-15539                                    23-2153729
       (Commission                           (IRS Employer Identification
       file number)                                     Number)

1818 Market Street, Philadelphia, Pennsylvania               19103
   (Address of principal executive offices)                (Zip Code)

       Registrant's telephone number, including area code: (215) 988-1588

Item 5:  Other Matters


On March 20, 1997, Right Management Consultants, Inc. (the Company) announced that it expected to report earnings below expectations for its first quarter ending March 31, 1997. A copy of the press release is filed as Exhibit 99.1 of this Form 8-K.

On March 27, 1997, the Company announced that its Board of Directors approved a stock repurchase program under which the Company is authorized to repurchase up to 10% of its currently outstanding common stock. A copy of the press release is filed as Exhibit 99.2 of this Form 8-K.

Item 7:  Exhibits

Exhibit
Number         Description

99.1           Press Release Announcing Quarter One 1997 Earnings Estimates

99.2           Press Release Announcing Stock Repurchase Program


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            RIGHT MANAGEMENT CONSULTANTS, INC.
                                            (Registrant)

Date: March 31, 1997                        By: /s/ G. Lee Bohs
                                                ---------------
                                               Lee Bohs
                                               Executive Vice President and
                                               Chief Financial Officer